UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):
August 23, 2012

CIMETRIX INCORPORATED

(Exact name of registrant as specified in its charter)

Commission File No. 000-16454

Nevada	87-0439107
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

6979 South High Tech Drive
Salt Lake City, Utah  84047-3757
(Address of principal executive offices)(Zip Code)

Registrant's telephone number, including area code:  (801) 256-6500

Former name or former address, if changed since last report:  Not Applicable
______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On August 23, 2012, the Company entered into an employment agreement with Robert H. Reback, its Chief Executive Officer that expires December 31, 2014. Under the terms of the agreement, Mr. Reback receives an annual salary of $200,000 and a monthly automobile allowance of $550, subject to increases as the Board of Directors of the Company determines at its discretion. Mr. Reback is eligible to receive a cash bonus at the end of each fiscal year, upon the satisfaction of the performance objectives determined by the Compensation Committee on an annual basis. Mr. Reback is eligible to participate in the Company’s incentive stock plan and other compensation plans, with annual awards determined by the Compensation Committee of the Board of Directors. The employment agreement provides that Mr. Reback cannot compete with the Company during the term of the agreement and for a period of one year thereafter.

The agreement further provides for a salary-based severance benefit equal to Mr. Reback’s annual salary then in effect, if Mr. Reback is terminated without cause by the Company or resigns for “good reason” (as such terms are defined in the agreement). If a change in control of the Company occurs, Mr. Reback is entitled to accelerated vesting of his options and other awards under the Company’s compensation plans.

In addition to the salary-based severance benefit, the agreement provides for an additional bonus-based benefit equal to sixty percent (60%) of Mr. Reback’s annualized base salary multiplied by a fraction, the numerator of which is the number of days that have elapsed during the then-current calendar year and the denominator of which is 365.

On August 9, 2013, the Company entered into an employment agreement with Jodi M. Juretich, its Chief Financial Officer that expires December 31, 2014. Under the terms of the agreement, Ms. Juretich receives an annual salary of $145,000, effective upon mutual agreement in the second half of 2013 and subject to increases as the President and Chief Executive Officer of the Company determines in his discretion. Currently, Ms. Juretich’s annual salary is $135,000. Ms. Juretich is eligible to receive a cash bonus at the end of each fiscal year, upon the satisfaction of the performance objectives determined by the President and Chief Executive Officer on an annual basis, with approval from the Compensation Committee. Ms. Juretich is eligible to participate in the Company’s incentive stock plan and other compensation plans, with annual awards determined by the Compensation Committee of the Board of Directors. The employment agreement provides that Ms. Juretich cannot compete with the Company during the term of the agreement and for a period of one year thereafter.

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The agreement further provides for a six month salary-based severance benefit to Ms. Juretich, based on Ms. Juretich’s annual salary then in effect, if Ms. Juretich is terminated without cause by the Company or resigns for “good reason” (as such terms are defined in the agreement). If a change in control of the Company occurs, Ms. Juretich is entitled to accelerated vesting of her options and other awards under the Company’s compensation plans.

On August 9, 2013, the Company entered into an employment agreement with David P Falkner, its Executive Vice President of Sales and Marketing that expires December 31, 2014. Under the terms of the agreement, Mr. Faulkner receives an annual salary of $150,000, and a monthly automobile allowance of $550, subject to increases as the President and Chief Executive Officer of the Company determines in his discretion. Mr. Faulkner is eligible to receive commissions and bonuses under the terms of the annual Cimetrix Compensation Plan for EVP Sales & Marketing, upon the satisfaction of the performance objectives determined by the President and Chief Executive Officer on an annual basis, with approval from the Compensation Committee. Mr. Faulkner is eligible to participate in the Company’s incentive stock plan and other compensation plans, with annual awards determined by the Compensation Committee of the Board of Directors. The employment agreement provides that Mr. Faulkner cannot compete with the Company during the term of the agreement and for a period of one year thereafter.

The agreement further provides for a six month salary-based severance benefit to Mr. Faulkner, based on Mr. Faulkner’s annual salary then in effect, if Mr. Faulkner is terminated without cause by the Company or resigns for “good reason” (as such terms are defined in the agreement). If a change in control of the Company occurs, Mr. Faulkner is entitled to accelerated vesting of his options and other awards under the Company’s compensation plans.

On August 9, 2013, the Company entered into an employment agreement with Paul A. Johnson, its Vice President of Software Engineering that expires December 31, 2014. Under the terms of the agreement, Mr. Johnson receives an annual salary of $150,000, subject to increases as the President and Chief Executive Officer of the Company determines in his discretion. Mr. Johnson is eligible to receive a cash bonus at the end of each fiscal year, upon the satisfaction of the performance objectives determined by the President and Chief Executive Officer on an annual basis, with approval from the Compensation Committee. Mr. Johnson is eligible to participate in the Company’s incentive stock plan and other compensation plans, with annual awards determined by the Compensation Committee of the Board of Directors. The employment agreement provides that Mr. Johnson cannot compete with the Company during the term of the agreement and for a period of one year thereafter.

The agreement further provides for a six month salary-based severance benefit to Mr. Johnson, based on Mr. Johnson’s annual salary then in effect, if Mr. Johnson is terminated without cause by the Company or resigns for “good reason” (as such terms are defined in the agreement). If a change in control of the Company occurs, Mr. Johnson is entitled to accelerated vesting of his options and other awards under the Company’s compensation plans.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

99.1- Employment Agreement by and between Cimetrix Incorporated and Robert H. Reback, dated August 23, 2012

99.2- Employment Agreement by and between Cimetrix Incorporated and Jodi M. Juretich, dated August 9, 2013

99.3- Employment Agreement by and between Cimetrix Incorporated and David P. Faulkner, dated August 9, 2013

99.4- Employment Agreement by and between Cimetrix Incorporated and Paul A. Johnson, dated August 9, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 9, 2013	CIMETRIX INCORPORATED

	By:	/S/ Robert H. Reback
Robert H. Reback
President and Chief Executive Officer
(Principal Executive Officer)

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